EXHIBIT 99.2
Exhibit C

FORM OF
VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of October 8, 2023, by and among [●][Moody National Bank, solely in its capacity as sole trustee]1 (the “Stockholder”) [of the Robert L. Moody Revocable Trust (the “Trust”)]2 and S. USA Life Insurance Company, Inc., an Arizona insurance company (“Parent”). The parties to this Agreement are sometimes referred to herein collectively as the “parties,” and individually as a “party.” [The term “Stockholder” means Moody National Bank, solely in its capacity as sole trustee of the Trust, and does not mean Moody National Bank, individually or in any other capacity.]3
WHEREAS, effective as of October 8, 2023, Parent, PGH Merger Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and National Western Life Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended or restated in accordance with the terms therein, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a direct or indirect wholly-owned Subsidiary of Parent, all upon the terms of, and subject to the conditions set forth in, the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement);
WHEREAS, as of the date hereof, the Stockholder [owns][holds legal title to]4 [no]5[●]6 shares of Class A Common Stock of the Company, par value $0.01 per share (“Class A Common Stock”), and [198,074]7[no] shares of Class B Common Stock of the Company, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”); and
WHEREAS, the approval of the adoption of the Merger Agreement by the affirmative vote of the holders, as of the record date for the Company Stockholder Meeting, of at least a majority of the outstanding shares of Company Common Stock (voting together as a single class) is, among other conditions, a condition to the consummation of the Merger;
1    Note to Draft: Only in the agreement for the Revocable Trust.

2    Note to Draft: Only in the agreement for the Revocable Trust.

3    Note to Draft: Only in the agreement for the Revocable Trust.

4    Note to Draft: “Holds legal title” will appear only in the agreement for the Revocable Trust. Each other Stockholder’s agreement will say “owns.”

5    Note to Draft: Only in the agreement for the Revocable Trust.

6    Note to Draft: Bracketed item to be completed with 291,324 shares for Frances A. Moody-Dahlberg, 298,474 shares for Ross R. Moody, and 291,324 shares for Russell S. Moody.

7    Note to Draft: Only in the agreement for the Revocable Trust.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
Section 1.1.    “Expiration Date” means the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement pursuant to and in compliance with the terms thereof.
Section 1.2.    “Rights” means, with respect to any Person, (a) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, exchangeable securities, agreements or commitments of any character obligating such Person to issue, transfer or sell any equity interest of such Person or any of its Subsidiaries or any securities convertible into or exchangeable for such equity interests, or (b) contractual obligations of such Person to repurchase, redeem or otherwise acquire any equity interest in such Person or any of its Subsidiaries or any such securities or agreements listed in clause (a) of this definition.
Section 1.3.    “Securities” means, collectively, shares of Company Common Stock and any other interests in the Company or Rights with respect thereto owned or acquired, beneficially or of record, by the Stockholder or [the Trust]8[its controlled Affiliates] on or after the date hereof and prior to the Expiration Date, including any interests in the Company or Rights with respect thereto acquired by means of purchase, dividend or distribution, or issued upon the exercise of any options or warrants or the conversion of any convertible securities or otherwise.
ARTICLE II
VOTING; GRANT AND APPOINTMENT OF PROXY
Section 2.1.    Voting. From and after the date hereof until the Expiration Date, the Stockholder irrevocably and unconditionally hereby agrees that, at any meeting (whether annual or special and each adjourned, recessed or postponed meeting) of the stockholders of the Company, however called, or in connection with any action or approval by written consent of the stockholders of the Company with respect to any of the following matters, the Stockholder (in such capacity and not in any other capacity) will (i) appear at such meeting or otherwise cause all of the Securities to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities:
(a)    in favor of any proposal to adopt the Merger Agreement (each, a “Merger Proposal”) (and, in the event that any such Merger Proposal is presented as more than one proposal, in favor of each such proposal that is part of such Merger Proposal), and in favor of any other matter presented or proposed as to approval of the Merger or any part or aspect thereof or any other transactions or matters contemplated by the Merger Agreement;
(b)    in favor of any proposal to adjourn or postpone such meeting of holders of Company Common Stock to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.2(b) of the Merger Agreement;
8    Note to Draft: Only in the agreement for the Revocable Trust.

(c)    against any Competing Proposal, without regard to the terms of such Competing Proposal;
(d)    against any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other Transactions or matters contemplated by the Merger Agreement;
(e)    against any other action, proposal, agreement or transaction, that is intended, that would or would be reasonably expected, or the effect of which would or would be reasonably expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other Transactions or the performance by the Stockholder of its obligations under this Agreement, including: (i) any extraordinary corporate transaction, such as a merger or other business combination involving the Company or any of its Subsidiaries that is prohibited by the Merger Agreement, except if previously approved in writing by Parent; (ii) a sale, lease, transfer or other disposition of any material amount of assets of the Company or any of its Subsidiaries (other than the Merger or the other Transactions) or a reorganization, recapitalization, liquidation or winding-up of the Company or any of its Subsidiaries that is prohibited by the Merger Agreement, except if previously approved in writing by Parent; (iii) an election of new members to the Company Board; (iv) any material change in the present capitalization or dividend or distribution policy of the Company or any amendment or other change to the Organizational Documents of the Company or its Subsidiaries that is prohibited by the Merger Agreement, except if previously approved in writing by Parent; or (v) any other material change in the Company’s organizational structure or business that is prohibited by the Merger Agreement, except if previously approved in writing by Parent;
(f)    against any action, proposal, transaction or agreement that would or would be reasonably expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement; and
(g)    in favor of any other matter necessary to the consummation of the Transactions, including the Merger (subparagraphs (a) through (f) and this subparagraph (g) being collectively referred to as the “Required Votes”).
Section 2.2.    Grant of Irrevocable Proxy; Appointment of Proxy.
(a)    From and after the date hereof until the Expiration Date, the Stockholder hereby irrevocably and unconditionally grants to, and appoints, Parent and any designee of Parent (determined in Parent’s sole discretion) as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) the Securities in accordance with the Required Votes.
(b)    The Stockholder hereby represents that any proxies heretofore given in respect of the Securities, if any, are revocable, and hereby revokes such proxies.
(c)    The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 2.2 is coupled with an interest sufficient in law to support an irrevocable proxy and, until the occurrence of the Expiration Date, is intended to be irrevocable and binding upon any permitted transferees, distributees, successors or assigns. The Stockholder agrees, until the Expiration Date, to vote the Securities (or the Securities to be voted) in accordance with subparagraphs (a) through (g) of Section 2.1 above, as instructed by Parent in writing. The parties agree that the foregoing is a voting agreement.
(d)    The power of attorney granted by the Stockholder herein is a durable power of attorney and shall, to the extent applicable, survive the administration, receivership or any similar proceeding of the Stockholder.
Section 2.3.    Restrictions on Transfers. The Stockholder hereby agrees that, from the date hereof until the Expiration Date, it shall not, directly or indirectly, except in connection with the consummation of the Merger and as expressly provided for in the Merger Agreement and except with Parent’s prior written consent (to be granted or withheld in Parent’s sole discretion) [or as permitted by Section 2.4]9, (a) sell, transfer, assign, tender in any tender or exchange offer, offer, exchange, pledge, encumber, hypothecate, convey or otherwise dispose of (by merger, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily (including by conversion into securities or other consideration), or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the sale, transfer, assignment, pledge, Encumbrance, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of Law or otherwise), any Securities, (b) deposit any Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy, consent or power of attorney with respect thereto other than, and that is consistent with, this Agreement, or (c) agree (regardless of whether in writing) to take any of the actions referred to in the foregoing clause (a) or (b) (any action contemplated by this Section 2.3, a “Transfer”). Any attempted Transfer of any Securities in violation of this Section 2.3 shall be null and void.
Section 2.4.    [Permitted Transfers. The Stockholder has informed Parent that, if the Trust is terminated (i) as a result of the death of Robert L. Moody, Sr. (the “Beneficiary”), the Stockholder will be required to distribute all shares of Company Common Stock to which the Stockholder holds legal title to the Three R Trust, a trust created by the Beneficiary for the benefit of his children and their issue, or (ii) prior to the Beneficiary’s death, the Stockholder will be required to distribute all shares of Company Common Stock to which the Stockholder holds legal title to the Beneficiary (each of the distributions described in clauses (i) and (ii), a “Trust Distribution”), which distribution will be made consistent with the Trust’s trust documentation. Notwithstanding any provision in this Agreement to the contrary, the Trust Distribution shall be permitted under this Agreement; provided, however, that, by the operation of this Agreement, all shares of Company Common Stock transferred pursuant to the Trust Distribution shall continue to be subject to the provisions of this Agreement after the Trust Distribution.]10
ARTICLE III
NO SOLICITATION
Section 3.1.    Restricted Activities. Prior to the Expiration Date and except as otherwise specifically provided for in Section 3.3, the Stockholder shall not:
(a)    initiate, solicit, propose or knowingly encourage or knowingly facilitate the submission of any inquiry or the making of any proposal or offer that constitutes, or would be reasonably likely to lead to or result in, a Competing Proposal;
9    Note to Draft: Only in the agreement for the Revocable Trust.

10    Note to Draft: Only in the agreement for the Revocable Trust.

(b)    engage in, continue or otherwise participate in any discussions or negotiations with any Person with respect to, relating to, or in furtherance of a Competing Proposal or any inquiry, proposal or offer that would be reasonably likely to lead to or result in a Competing Proposal;
(c)    furnish any information regarding the Company or its Subsidiaries, or access to the properties, assets or employees of the Company or its Subsidiaries, to any Person in connection with or in response to any Competing Proposal or any inquiry, proposal or offer that would be reasonably likely to lead to or result in a Competing Proposal;
(d)    approve, adopt or enter into any letter of intent or agreement in principle, or other agreement providing for or relating to a Competing Proposal (other than a confidentiality agreement entered into in compliance with Section 8.7(e)(ii) of the Merger Agreement);
(e)    take any action to make the provisions of any Takeover Law or any similar provision in the Company Organizational Documents inapplicable to any transactions contemplated by a Competing Proposal;
(f)    submit any Competing Proposal to a vote of the stockholders of the Company; or
(g)    propose or recommend publicly or agree to do any of the foregoing (the activities specified in subparagraphs (a) through (e) and this subparagraph (g) being collectively referred to as the “Restricted Activities”).
Section 3.2.    Notification. The Stockholder shall immediately cease, and cause to be terminated, any solicitations, encouragement, discussions or negotiations with any Person conducted heretofore by the Stockholder with respect to any inquiry, proposal or offer that constitutes, or would be reasonably likely to lead to or result in, a Competing Proposal. From and after the date hereof until the Expiration Date, if the Stockholder receives a Competing Proposal or any request for information relating to the Company or any Subsidiary of the Company or for access to the properties, books or records of the Company in connection with or in response to a Competing Proposal or any request for discussions or negotiations with the Company or a Representative of the Company relating to a Competing Proposal, the Stockholder shall:
(a)    promptly (and in no event later than 24 hours after receipt thereof) notify (which notice shall be provided orally and in writing and shall identify the Person making such Competing Proposal or request for discussions or negotiations with the Company or a Representative of the Company relating to a Competing Proposal and set forth the material terms thereof) Parent and the Company thereof;
(b)    keep Parent and the Company reasonably and promptly (and in no event later than 24 hours) informed of the status and material terms of (including with respect to changes to the status or material terms of) any such Competing Proposal or request for discussions or negotiations with the Company or a Representative of the Company relating to a Competing Proposal; and
(c)    as promptly as practicable (but in no event later than 24 hours after receipt) provide to Parent and the Company unredacted copies of all material correspondence and written materials (regardless of whether electronic) sent or provided to the Stockholder that describes any terms or conditions thereof, including any proposed transaction agreements (along with all schedules and exhibits thereto and any financing commitments related thereto), as well as written summaries of any material oral communications relating to the terms and conditions thereof.
The Stockholder agrees not to enter into any agreement with any Person subsequent to the date of this Agreement and prior to the Expiration Date that prohibits the Stockholder from providing any information to Parent and the Company in accordance with this Section 3.2.
Section 3.3.    Exception. Notwithstanding anything in this Agreement to the contrary, the Stockholder, directly or indirectly through one or more of its Representatives, may engage in any Restricted Activity with any Person if and to the same extent the Company is permitted to engage and is engaging in such activities with such Person pursuant to Section 8.7(e) of the Merger Agreement, in each case subject to the restrictions and limitations set forth in Section 8.7 of the Merger Agreement and the Stockholder’s obligations in Section 3.2.
Section 3.4.    [Capacity. Notwithstanding any provision in this Agreement to the contrary, Moody National Bank is signing this Agreement solely in its capacity as the sole trustee of the Trust, and nothing contained herein shall in any way limit or affect any actions taken by any Representative of the Stockholder in his or her capacity as a director, officer or employee of the Company or Moody National Bank (except in its capacity as trustee of the Trust), and no action taken in any such capacity as a director, officer or employee shall be deemed to constitute a breach of this Agreement. Furthermore, and without limiting the generality of the foregoing, the trustee of the Trust also serves as a trustee, co-trustee, custodian, attorney-in-fact and in other capacities of other holders of Company Common Stock (each, an “Other Holders”), and nothing contained herein shall in any way limit or affect any actions taken by any Other Holder or by such trustee in its capacity as a trustee, co-trustee, custodian, attorney-in-fact and in other capacities of any such Other Holder, and no action taken by any Other Holder or by such trustee in any such capacity as a trustee, co-trustee, custodian, attorney-in-fact and in other capacities of any Other Holder shall be deemed to constitute a breach of this Agreement.]11
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE STOCKHOLDER
Section 4.1.    Representations and Warranties. The Stockholder represents and warrants to Parent as follows:
(a)    [Moody National Bank is the sole trustee of the Trust and has full legal right and capacity to execute and deliver this Agreement, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;]12
(b)    (i) this Agreement has been duly executed and delivered by the Stockholder, (ii) the execution, delivery and performance of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder and (iii) no other actions or proceedings on the part of the Stockholder are necessary to authorize the
11    Note to Draft: Only in the agreement for the Revocable Trust.

12    Note to Draft: Only in the agreement for the Revocable Trust.

Stockholder’s execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby;
(c)    this Agreement, assuming the due authorization, execution and delivery of this Agreement by Parent, constitutes the valid and binding agreement of the Stockholder and is enforceable against the Stockholder [and the Trust]13 in accordance with its terms, subject to Creditors’ Rights;
(d)    the execution and delivery of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof do not and will not, (i) conflict with or result in any violation of any Laws or agreements binding upon the Stockholder or the Securities nor (ii) result in the creation of any Encumbrance (other than Permitted Encumbrances), (iii) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under any provision of any material Contract binding upon the Stockholder, nor (iv) require any authorization, consent or approval of, or filing with, any Governmental Authority or other Person, except for filings with the SEC by the Stockholder[, including on behalf of the Beneficiary],14 in the case of each of clauses (i) through (iv) as would restrict, prohibit, delay or impair the ability of the Stockholder to perform its obligations under this Agreement;
(e)    [the Stockholder is the beneficial owner of the Securities described in the second recital of this Agreement as being owned by such Stockholder and, as of the date hereof, neither [●]15 nor any of such Person’s controlled Affiliates owns (of record, beneficially or otherwise) any other interests in the Company or Rights with respect thereto (in each case, except with respect to any beneficial interests held through the Robert L. Moody Revocable Trust or the Three R Trusts, none of which beneficial interests grant such Person with any voting rights with respect to the interests in the Company held by either of such trusts)];16
(f)    the Stockholder [owns the Securities described in the second recital of this Agreement as being owned by such Stockholder][holds legal title to the Securities set forth in the second recital of this Agreement]17 free and clear of any proxy or voting restriction (other than any restrictions created by this Agreement) and has sole voting power with respect to the Securities, with no restrictions on the Stockholder’s rights of voting pertaining thereto (other than its fiduciary obligations to the Beneficiary), and no Person other than the Stockholder has any right to direct or approve the voting of any of the Securities (including voting to approve the adoption by the Company’s stockholders of the Me
13    Note to Draft: Only in the agreement for the Revocable Trust.

14     Note to Draft: Only in the agreement for the Revocable Trust.

15    Note to Company: To be Ross R. Moody, Frances A. Moody-Dahlberg or Russell S. Moody, as applicable.

16    Note to Company: Bracketed language to be included in each Voting and Support Agreement that includes Ross R. Moody, Frances A. Moody-Dahlberg or Russell S. Moody as a party.

17 Note to Draft: “Holds legal title” will appear only in the agreement for the Revocable Trust. Each other Stockholder’s agreement will say “owns.”

rger Agreement, which, if consummated, would result in the conversion of each share of Company Common Stock issued and outstanding immediately prior to the Effective Time into the Merger Consideration);
(g)    the Stockholder [owns all of the Securities described in the second recital of this Agreement as being owned by such Stockholder][holds legal title to all of the Securities set forth in the second recital of this Agreement]18 free and clear of any adverse claim or other Encumbrances (other than any restrictions created by this Agreement or the Merger Agreement) and has sole power of disposition with respect to all of the Securities, with no restrictions on the Stockholder’s rights of disposition pertaining thereto (other than its fiduciary obligations to the Beneficiary), including any pledge, disposition, transfer or other agreement, arrangement or restriction with respect to transfer of the Securities, except for such transfer restrictions of general applicability as may be provided under the Securities Act or the “blue sky” laws of the various states of the United States, and no Person other than the Stockholder has any right to direct, approve or otherwise control the disposition of any of the Securities;
(h)    there is no legal action pending against, or to the knowledge of the Stockholder, threatened against the Stockholder that would be reasonably likely to prevent or impair the ability of the Stockholder to perform its obligations under this Agreement; and
(i)    except as disclosed in Section 4.22 of the Company Disclosure Schedules, no broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission payable by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement based on arrangements made by the Stockholder.
Section 4.2.    Certain Other Agreements. The Stockholder hereby:
(a)    knowingly and voluntarily disclaims and irrevocably waives, and agrees not to assert, perfect or exercise, any rights of appraisal (including under Section 262 of the DGCL) or rights of dissent from the Merger that the Stockholder may have with respect to the Securities;
(b)    agrees [(i)]19 to promptly notify Parent and the Company of the number of any new Securities [(or any new securities of the Company acquired by a controlled Affiliate of the Stockholder that would have been Securities of the Stockholder had such securities been acquired by the Stockholder)]20 acquired by the Stockholder or [the Trust]21[its controlled Affiliates] (including in the event of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction) on or after the date hereof and prior to the Expiration Date, it being understood, for the avoidance of doubt, that any such Securi
18 Note to Draft: “Holds legal title” will appear only in the agreement for the Revocable Trust. Each other Stockholder’s agreement will say “owns.”

19     Note to Draft: Not included in the agreement for the Revocable Trust.

20     Note to Draft: Not included in the agreement for the Revocable Trust.

21    Note to Draft: Only in the agreement for the Revocable Trust.

ties or securities shall be subject to the terms and conditions of this Agreement as though owned by the Stockholder on the date hereof[, and (ii) with respect to any such controlled Affiliate of the Stockholder that acquires any such securities, to cause such Affiliate to enter into a Voting and Support Agreement with Parent with respect to the Transactions in substantially the form of this Agreement];22
(c)    agrees to permit the publication and disclosure by Parent, Merger Sub and the Company of the Stockholder’s identity and ownership of the Securities and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement (including the disclosure of this Agreement) in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the Transactions;
(d)    shall, and hereby does, authorize the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Securities[, other than as permitted pursuant to Section 2.4]23 (and that this Agreement places limits on the voting and transfer of such Securities); provided, however, that the Company or its counsel may further notify the Company’s transfer agent to lift and vacate the stop transfer order with respect to the Securities following the Expiration Date solely to the extent to effect the consummation of the Merger in accordance with the Merger Agreement;
(e)    agrees to promptly notify Parent in writing of (i) any Effect that would cause, or reasonably be expected to cause or constitute, a breach of the representations and warranties of the Stockholder under this Agreement or would restrict, prohibit, delay or impair the ability of the Stockholder to perform its obligations under this Agreement or (ii) the receipt by the Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; and
(f)    agrees to not, and to cause its Representatives not to, bring, commence, institute, maintain, prosecute or voluntarily aid any claim, appeal, or proceeding that (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder (or the Stockholder’s performance hereunder solely in its capacity as a stockholder of the Company) breaches any fiduciary duty of the Company Board (or any member thereof) or any duty that the Stockholder has (or may be alleged to have) to the Company or to the other holders of the Common Stock.
ARTICLE V
TERMINATION
This Agreement shall terminate and be of no further force or effect upon the Expiration Date;24 provided, however, that the covenants and agreements contained in Article IV shall survive the consummation of the Merger and remain in full force and effect until all obligations with resp
22     Note to Draft: Not included in the agreement for the Revocable Trust.

23    Note to Draft: Only in the agreement for the Revocable Trust.

24 Note to Draft: With respect to only in the agreement signed by the Revocable Trust, the portion of this sentence preceding the proviso shall read as follows: “This Agreement shall terminate and be of no further force or effect upon the earlier to occur of (i) the Expiration Date and (ii) a Change in Recommendation with respect to an Intervening Event.”

ect thereto shall have been fully performed or fully satisfied or shall have been terminated in accordance with their terms. Notwithstanding the preceding sentence, this Article V and Article VI shall survive any termination of this Agreement. Nothing in this Article V shall relieve or otherwise limit any party of liability for an intentional breach of this Agreement.
ARTICLE VI
MISCELLANEOUS
Section 6.1.    Expenses. Each party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement, regardless of whether the Merger is consummated.
Section 6.2.    Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received, provided that each notice party shall use reasonable best efforts to confirm receipt of any such e-mail correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, providing proof of delivery, in each case as addressed as follows:
If to Parent, to:
S. USA Life Insurance Company, Inc.
100 West 33rd Street
Suite 1007
New York, NY 10001
Attention:    Nicholas von Moltke and Scott Silverman
E-mail:    nicholas.vonmoltke@prosperitylife.com and
    Scott.Silverman@prosperitylife.com

with a required copy to (which does not constitute notice):
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, NY 10001
Attention:    Kevin Schmidt, David Grosgold and Megan K. Arrogante
E-mail:    kmschmidt@debevoise.com; dgrosgold@debevoise.com; and
mkarrogante@debevoise.com
If to the Stockholder:
c/o [___________]
[___________]
[___________]
Attention:    [___________]
E-mail:
[with a required copy to (which does not constitute notice):
Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Attention:    John Porter
    Keri Brown
E-mail:    john.porter@bakerbotts.com and keri.brown@bakerbotts.com]
If to the Company:
National Western Life Group, Inc.
10801 N. Mopac Expy, Bldg. 3
Austin, Texas 78759
Attention:    Chief Legal Officer
E-mail:    gmiller@nwlic.com
With required copies to (which do not constitute notice):
Sidley Austin LLP
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Attention:    J. Mark Metts
E-mail:    mmetts@sidley.com
and
Sidley Austin LLP
One South Dearborn
Chicago, IL 60603
Attention:    Amanda M. Todd
E-mail:    atodd@sidley.com
Section 6.3.    Amendments; Extension; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (x) in the case of an amendment, by Parent and the Stockholder, and, in the case of an amendment of Section 4.2, this Section 6.3 or Section 6.7 that would be materially adverse to the Company’s ability to consummate the Transactions (including the Merger), the Company and (y) in the case of a waiver, by the Company (solely with respect to Stockholder’s obligations under Section 4.2 to the extent such waiver would be materially adverse to the Company’s ability to consummate the Transactions (including the Merger)) and/or by the party (or parties) against whom the waiver is to be effective. Subject to the prior written approval of the Company to the extent relating to the Stockholder’s obligations under Section 4.2 where such contemplated extension or waiver would be materially adverse to the Company’s ability to consummate the Transactions (including the Merger), Parent may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or acts of the other parties hereunder, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other parties contained herein. Notwithstanding the foregoing, no failure or delay by the Company or any party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of the Company or a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of the Company or such party. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
Section 6.4.    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that Parent may assign its rights and obligations under this Agreement without the consent of any other party to an Affiliate of Parent as of the date hereof, so long as Parent remains liable for such assignee’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. [For the avoidance of doubt, and without limiting the generality of the foregoing, the obligations of the Stockholder under this Agreement will be binding on any co-trustee, custodian or successor trustee of the Trust.]25 Any purported assignment in violation of this Section 6.4 shall be void.
Section 6.5.    No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties or a presumption that the parties or any other persons executing agreements similar to the Agreement are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.
Section 6.6.    Entire Agreement. This Agreement constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.
Section 6.7.    Third-Party Beneficiaries. Subject to Section 6.4, the provisions of this Agreement are binding upon, inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that the Company is an intended third-party beneficiary of the Stockholder’s obligations set forth in Section 4.2 and the Company’s rights under Section 6.3 and this proviso to this Section 6.7.
25    Note to Draft: Only in the agreement for the Revocable Trust.

Section 6.8.    No Ownership Interests. Except as expressly set forth in this Agreement, including the irrevocable proxy granted herein, the voting agreement and the transfer and other restrictions set forth herein:
(a)    nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Securities;
(b)    all rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to the Stockholder; and
(c)    nothing in this Agreement shall be interpreted as creating or forming a “group” with any other person, including Parent or any party executing an agreement similar to this Agreement, for the purposes of Rule 13d-5(b)(1) under the Exchange Act or for any other similar provision of applicable Law.
Section 6.9.    Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.
Section 6.10.    Jurisdiction; Specific Performance; Waiver of Jury Trial.
(a)    EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE IN CONNECTION WITH ANY DISPUTE THAT ARISES OUT OF OR RELATES TO THIS AGREEMENT OR THE TRANSACTIONS, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR IN THE MERGER AGREEMENT THAT IT IS NOT SUBJECT PERSONALLY TO JURISDICTION IN THE ABOVE NAMED COURTS OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THE ACTION, SUIT OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH PARTY IRREVOCABLY AGREES THAT SUCH PARTY WILL NOT BRING ANY SUCH ACTION IN ANY COURT OTHER THAN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE AND APPELLATE COURTS HAVING JURISDICTION OVER THE FOREGOING AND ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR

FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT DELIVERY OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.2 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.
(b)    The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, could occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties may be entitled to an injunction or injunctions, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 6.10(a), without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific performance is an integral part of the Transactions and without that right, neither the Stockholder nor Parent would have entered into this Agreement. Each of the parties agrees that it will not oppose the granting of any injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.10(b) shall not be required to provide any bond or other security in connection with any such order or injunction.
(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (iii) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.10(c).
Section 6.11.    Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:
(a)    Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.
(b)    Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships, and vice versa.
(c)    When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated.
(d)    Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(e)    All references to “$” or dollar amounts shall be to the lawful currency of the United States.
(f)    The words “the date hereof,” “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement.
(g)    Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(h)    The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” shall mean “calendar days” unless expressly stated otherwise.
(i)    References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(j)    Any reference in this Agreement to a date or time shall be deemed to be such date or time in Austin, Texas, unless otherwise specified.
(k)    All references to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
(l)    Except as otherwise specifically provided in this Agreement, any statute, rule or regulation defined or referred to herein means such statute as from time to time amended, supplemented or modified, including by succession of comparable successor statutes, rules or regulations, as applicable.
(m)    References to a Person are also to its permitted successors and assigns.
Section 6.12.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Electronic signatures (including those received as a .pdf attachment to electronic mail) shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other party hereto.
Section 6.13.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 6.14.    Reliance. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.
[Signature Page Follows; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.
PARENT:

S. USA LIFE INSURANCE COMPANY, INC.
By: /S/Nicholas von Moltke
Name: Nicholas von Moltke
Title: Chief Executive Officer
STOCKHOLDER:
[MOODY NATIONAL BANK, as trustee of the Robert L. Moody Revocable Trust][●]
By: /S/Ross R. Moody
Name: Ross R. Mood
Title: Chairman of the Board and
Chief Executive Officer